United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 1, 2007

Prospect Medical Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-32203	33-0564370
(Commission File Number)	(IRS Employer Identification No.)

400 Corporate Pointe, Suite 525
Culver City, California	90230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 338-8677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.              Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on June 7, 2007, to include the required Item 9.01 financial statements of the business acquired and pro forma financial information.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The required financial statements for the ProMed Entities are listed in exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 hereto and are hereby incorporated by reference. On June 1, 2007, Prospect Medical Holdings, Inc. and its affiliated independent physician association (“IPA”), Prospect Medical Group, Inc. (“Prospect Medical Group”), completed the acquisition of ProMed Health Services Company (PHS), and its wholly-owned subsidiary, ProMed Health Care Administrators, Inc. (PHCA), and two affiliated IPAs: Pomona Valley Medical Group, Inc. and Upland Medical Group, Inc. PHCA manages the medical care of HMO enrollees served by Pomona Valley Medical Group and Upland Medical Group.

Audited financial statements for PHCA, Pomona Valley Medical Group and Upland Medical Group are filed as part of this Current Report on Form 8-K/A. These entities comprise all of the operations, assets and liabilities of the acquired entities. PHS is a holding company, has no separate operations and has de minimis assets and liabilities. Accordingly, the consolidated financial statements of PHS and PHCA are not presented based on management’s belief that the presentation of audited financial statements for PHCA alone substantially complies with the requirements of Rule 3-05 of Regulation S-X.

(b)           Pro Forma Financial Information

The unaudited condensed pro forma combined financial statements giving pro forma effect to our acquisition of the ProMed Entities as of October 1, 2005 for statement of operations purposes are filed as Exhibit 99.5 hereto and are hereby incorporated by reference.

(d)           Exhibits

The following exhibits are filed with the Form 8-K:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Kling & Pathak
99.1	Audited financial statements of ProMed Health Care Administrators, Inc. for the years ended September 30, 2006, 2005 and 2004
99.2	Audited financial statements of Pomona Valley Medical Group, Inc. for the years ended September 30, 2006, 2005 and 2004
99.3	Audited financial statements of Upland Medical Group, A Professional Corporation, for the years ended December 31, 2006, 2005 and 2004
99.4	Unaudited condensed financial statements of The ProMed Entities for the six month periods ended March 31, 2007 and 2006
99.5	Unaudited condensed pro forma combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.

	By:	/s/ Mike Heather
Mike Heather, Chief Financial Officer

Dated: August 22, 2007

EXHIBIT INDEX

The following exhibits are filed with the Form 8-K/A:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Kling & Pathak
99.1	Audited financial statements of ProMed Health Care Administrators, Inc. for the years ended September 30, 2006, 2005 and 2004
99.2	Audited financial statements of Pomona Valley Medical Group, Inc. for the years ended September 30, 2006, 2005 and 2004
99.3	Audited financial statements of Upland Medical Group, A Professional Corporation, for the years ended December 31, 2006, 2005 and 2004
99.4	Unaudited condensed financial statements of The ProMed Entities for the six month periods ended March 31, 2007 and 2006
99.5	Unaudited condensed pro forma combined financial statements